Exhibit 10.1

PAYMENT ARRANGEMENT AGREEMENT

THIS PAYMENT ARRANGEMENT AGREEMENT is made between the DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES (“LADWP”), and STADCO (“Customer”), who is the customer of record for:

Property Address(s)	Account Number	Service Through	Amount Due
130 S Avenue 20	[****]	[****]	$238,704.62
147 S Avenue 20	[****]	[****]	$4,370.77
118 S Avenue 19	[****]	[****]	$4,748.07
132 S Avenue 19	[****]	[****]	$27.14
120 S Avenue 19	[****]	[****]	$1,019,250.07
107 S Avenue 20	[****]	[****]	$9,320.78
1931 N Broadway	[****]	[****]	$141,173.24
1912 Pasadena Ave	[****]	[****]	$2,477.51
120 S Avenue 20	[****]	[****]	$5,213.63
1931 N Broadway	[****]	[****]	$316,408.17
125 S Avenue 20	[****]	[****]	$5,786.00
2000 Pasadena Ave	[****]	[****]	$4,487.67
130 S Avenue 20	[****]	[****]	$6,075.67
2020 Pasadena Ave	[****]	[****]	$12,158.18

The LADWP has a claim for water, water service, electric energy and/or electric service furnished to the above, in the amount of One Million Seven Hundred Seventy Thousand, Two Hundred One dollars and Fifty-Two cents ($1,770,201.52) for service through the above dates (“ARREARS”).

It is now the desire of the Customer that the claim be settled as hereinafter set forth and in consideration of payments, promises, agreements, and covenants hereinafter set forth.

The undersigned acknowledges being indebted to the LADWP for the $1,770,204.52 and acknowledges liability for such amount. In settlement of the delinquency in the above stated accounts, Customer agrees to the following payment terms and conditions:

1.	Payment Plan:

(a)	Account number [****], the Customer shall pay $2,486.51 per month for 95 months commencing December 15, 2022, plus a final payment of $2,486.17 due on the 15th day of November, 2030 or earlier until $238,704.62 is paid in full.

(b)	Account number [****], the Customer shall pay $45.53 per month for 95 months commencing December 15, 2022, plus a final payment of $45.42 due on the 15th day of November, 2030 or earlier until $4,370.77 is paid in full.

(c)	Account number [****], the Customer shall pay $49.46 per month for 95 months commencing December 15, 2022, plus a final payment of $49.37 due on the 15th day of November, 2030 or earlier until $4,748.07 is paid in full.

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(d)	Account number [****], the Customer shall pay $27.14 by December 15, 2022.

(e)	Account number [****], the Customer shall pay $10,617.19 per month for 95 months commencing December 15, 2022, plus a final payment of $10,617.02 due on the 15th day of November, 2030 or earlier until $1,019,250.07 is paid in full.

(f)	Account number [****], the Customer shall pay $97.09 per month for 95 months commencing December 15, 2022, plus a final payment of $97.23 due on the 15th day of November, 2030 or earlier until $9,320.78 is paid in full.

(g)	Account number [****], the Customer shall pay $1,470.55 per month for 95 months commencing December 15, 2022, plus a final payment of $1,470.99 due on the 15th day of November, 2030 or earlier until $141,173.24 is paid in full.

(h)	Account number [****], the Customer shall pay $25.81 per month for 95 months commencing December 15, 2022, plus a final payment of $25.56 due on the 15th day of November, 2030 or earlier until $2,477.51 is paid in full.

(i)	Account number [****], the Customer shall pay $54.31 per month for 95 months commencing December 15, 2022, plus a final payment of $54.18 due on the 15th day of November, 2030 or earlier until $5,213.63 is paid in full.

(j)	Account number [****], the Customer shall pay $3,295.92 per month for 95 months commencing December 15, 2022, plus a final payment of $3,295.77 due on the 15th day of November, 2030 or earlier until $316,408.17 is paid in full.

(k)	Account number [****], the Customer shall pay $60.27 per month for 95 months commencing December 15, 2022, plus a final payment of $60.35 due on the 15th day of November, 2030 or earlier until $5,786.00 is paid in full.

(l)	Account number [****], the Customer shall pay $46.75 per month for 95 months commencing December 15, 2022, plus a final payment of $46.42 due on the 15th day of November, 2030 or earlier until $4,487.67 is paid in full.

(m)	Account number [****], the Customer shall pay $63.29 per month for 95 months commencing December 15, 2022, plus a final payment of $63.12 due on the 15th day of November, 2030 or earlier until $6,075.67 is paid in full.

(n)	Account number [****], the Customer shall pay $126.65 per month for 95 months commencing December 15, 2022, plus a final payment of $126.43 due on the 15th day of November, 2030 or earlier until $12,158.18 is paid in full.

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Any and all payments shall be made payable to the “Los Angeles Department of Water and Power” and paid via LADWP website, LADWP automated telephone system, LADWP Customer Service Center, or delivered personally and/or by U.S. mail to the LADWP at the address below

OFFICE OF THE CITY ATTORNEY
Los Angeles Department of Water and Power
221 North Figueroa Street, 10th Floor
Los Angeles, California 90012

Attn: Voltaire Lazaro

2.	Payment of Future/Current Utility Bills:

This agreement does not reflect any water and power bills generated after the date of this agreement. These bills generated shall be due and payable in accordance with the LADWP’s regular bill payment policy and abide by the Rules Governing Water and Electric Service in addition to the above specified installment payments. Failure to pay these future bills shall constitute a breach of this agreement.

3.	Monthly Payment Deadline:

Payments are due on, or before the close of business (5:00 p.m.) on the above due dates. The Customer may repay the balance of the claim at any time prior to the scheduled payment date without penalty.

4.	Late Payment Charge On Unpaid Balance:

The late payment charge amounting to an 18% annual rate or 1.5%, computed on a daily basis will continue to be assessed and accrue on any and all unpaid balance (Rule 9(G) of the Rules Governing Water and Power).

5.	Timely Payments of Installment Payments and Future/Current Utility Bills:

(a)	Each monthly installment payment under this PAA shall be considered timely only if actually received on or before the 15th day of each month.

(b)	Future/Current Bills, which are issued monthly, may/must be paid concurrently/separately with the monthly installment under this PAA in one/two check for the month they are due.

Both payments, regardless of the due date for Future/Current Bills stated in the bi-monthly bill, shall be considered timely only if actually received on or before the dates noted in the Payment Plan.

6.	Default and Breach:

Any default upon any of the monthly installment payments in paragraph (1) of the terms and conditions above and/or default in payment of future/current bills in paragraph (2) of the terms and conditions shall constitute a breach of this Agreement. In such an event, LADWP may withdraw the option of installment payments for the debt/ARREARS without the option of reinstatement, thus causing the delinquent amount to be due in full and payable minus payments made on the delinquent amount immediately upon notice to the Customer at their last known mailing address of record on file with LADWP which is STADCO, c/o STADCO, 107 S Avenue 20, Los Angeles, CA 90031-2588.

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In addition, upon breach of this Agreement, LADWP has the right to avail itself to the existing collection process, including the interruption of service, and the right to pre-judgment interest at the rate of 18% annually on the unpaid overdue balance in accordance with LADWP’s terms of service, LADWP also has a right of post-judgment interest at the rate of 18% annually plus attorney’s fees and court costs (Rule 9(I) of the Rules Governing Water and Power).

However, in the event of a default, before LADWP can exercise the remedies mentioned in this paragraph, Customer shall have ten (10) calendar days to cure the default(s) from the date of the written notice of default is mailed to Customer.

Customer STADCO has the responsibility of notifying LADWP of any change in this contact information.

7.	Waiver:

A waiver of a default of any part, term or provision of this Agreement shall not be construed as a waiver of any succeeding default or as a waiver of the part, term or provision itself. One party’s performance after the other party’s default shall not be construed as a waiver of that default.

8.	Choice of Law:

This Agreement is made and entered into in the State of California and shall in all respects be interpreted, enforced and governed by and under the laws of the State of California.

9.	Amendments, Modifications or Changes:

Any amendment, modification, or change to this Payment Arrangement Agreement shall not be binding unless set forth in writing duly executed by all parties to be bound or affected by such amendment, modification or change.

10.	Representations and Warranties:

A.	Each party has read this Agreement carefully and understands the contents and legal effect of each provision of the Agreement.

B.	Each party signing on behalf of a party has full authority to sign on the party’s behalf and by doing so binds that party to the terms and conditions of this Agreement.

C.	This Agreement may be executed in counterpart. If so, it shall be construed as one agreement and be effective upon execution by all of the parties. Signatures transmitted by e-mail or facsimile machine shall be deemed original signatures for all purposes.

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D.	This Payment Arrangement Agreement contains the entire agreement and understanding concerning the subject matter of the Agreement. The Agreement supersedes and replaces all prior and contemporaneous negotiations and agreements between the parties, whether written or oral, that pertain to the subject matter of this Agreement.

The parties have executed this Payment Arrangement Agreement on the day and year as indicated below. This Agreement is effective as of the date it is signed by the customer.

This Payment Arrangement Agreement must have the customer’s signature witnessed by a LADWP Customer Service Center Manager or Assistant Manager who must then sign as indicated below after the customer has provided proper identification to either manager. The LADWP Customer Service Center Manager or Assistant Manager will assume custody of the signed Agreement and forward it to Cheryl Ward via interoffice mail at Mail Stop 148 Legal Division.

Attn: CHERYL WARD
Los Angeles Department of Water and Power
221 North Figueroa Street, 10th Floor
Los Angeles, California 90012

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Date:	12-12-22	/s/ Anna Melendez
Signature of DWP Branch Mgr. or Asst. Branch Mgr. who witnessed the customer signing this agreement

Anna Melendez
Branch Mgr. or Asst. Branch Mgr. name and title
(PRINT CLEARLY)

Date:	12/12/22	/s/ Tom Sammons
Signature of TOM SAMMONS, Duly Authorized Representative for STADCO

Tom Sammons, CFO, VP & Secretary
Print Name and Title, TOM SAMMONS, Duly Authorized Representative for STADCO

DL# or Cal ID #:	[********]
(PRINT CLEARLY)

Date:	1-24-23	/s/ Rachel Armendariz-Ortiz
RACHEL ARMENDARIZ-ORTIZ Utility Service Manager Authorized Representative of the Los Angeles Department of Water and Power

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Date:	January 27, 2023	/s/ Cheryl Ward
CHERYL WARD
Authorized Representative of the Los Angeles Department of Water and Power

Date:	January 30, 2023	MICHAEL N. FEUER, City Attorney
JOSEPH A. BRAJEVICH, General Counsel
Los Angeles Dept. of Water and Power

By:	/s/ A. Voltaire Lazaro
A. VOLTAIRE LAZARO
Los Angeles Deputy City Attorney

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